             =====================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                       DATE OF REPORT:  DECEMBER 31, 1997
                       (Date of earliest event reported)



                 SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



MICHIGAN                   COMMISSION FILE NO. 333-2522-01          38-3144240
(State of Organization)                                           (IRS Employer
                                                                    I.D. No.)


                             31700 MIDDLEBELT ROAD
                                   SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)


                                 (248) 932-3100
              (Registrant's telephone number, including area code)

             =====================================================





                             Page 1 of 19 pages

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         The financial statements and the pro forma financial information of the Registrant for the properties acquired by the Registrant during the 1997 calendar year, prepared in accordance with Regulation S-X, are included in this Report. Pursuant to Regulation S-X, financial statements are being provided for only four such properties as the aggregate purchase price for such properties is more than fifty percent (50%) of the aggregate purchase price of all properties acquired by the Registrant during the 1997 calendar year.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUN COMMUNITIES OPERATING LIMITED
                                           PARTNERSHIP

                                           By:     Sun Communities, Inc.,
                                                   a Maryland corporation

                                           Its:    General Partner


Date:  March 13, 1998                      By:    /s/ Jeffrey P. Jorissen
                                              ----------------------------------
                                                      Jeffrey P. Jorissen,
                                                      Senior Vice President,
                                                      Treasurer, Chief
                                                      Financial Officer, and
                                                      Secretary










                               Page 2 of 19 pages

                 FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                               TABLE OF CONTENTS


FINANCIAL STATEMENTS

Southfork Mobile Home Park                                                 Page
--------------------------                                                 ----

Report of Independent Accountants . . . . . . . . . . . . . . . . . . .      4

Historical Summaries of Gross Income and Direct Operating Expenses  . .      5

Woodside Terrace
----------------

Report of Independent Accountants . . . . . . . . . . . . . . . . . . .      7

Historical Summaries of Gross Income and Direct Operating Expenses  . .      8

Willowbrook Place
-----------------

Report of Independent Accountants . . . . . . . . . . . . . . . . . . .     10

Historical Summaries of Gross Income and Direct Operating Expenses  . .     11


White Oak Estates
-----------------

Report of Independent Accountants . . . . . . . . . . . . . . . . . . .     13

Historical Summaries of Gross Income and Direct Operating Expenses  . .     14


PRO FORMA INFORMATION
---------------------

Pro Forma Condensed Consolidated Statement of Operations
  for the year ended December 31, 1996 (unaudited)  . . . . . . . . . .     16





                               Page 3 of 19 pages

                        [COOPERS & LYBRAND LETTERHEAD]



REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
of Sun Communities, Inc.:

We have audited the accompanying historical summaries of gross income and direct operating expenses (the "Historical Summaries") of Southfork Mobile Home Park for the six-month period ended June 30, 1997 and the year ended December 31, 1996. These Historical Summaries are the responsibility of Southfork Mobile Home Park's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of Southfork Mobile Home Park's revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of Southfork Mobile Home Park for the six-month period ended June 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
------------------------
Coopers & Lybrand L.L.P.

Detroit, Michigan
January 9, 1998





                               Page 4 of 19 pages

SUN COMMUNITIES, INC.
SOUTHFORK MOBILE HOME PARK
HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES
for the six-month period ended June 30, 1997 and the year ended December 31,
1996


                                                                                            SIX
                                                                                           MONTHS         YEAR
                                                                                           ENDED          ENDED
                                                                                          JUNE 30,        DEC 31,
                                                                                           1997            1996
                                                                                        -----------    ------------
Gross Income:
    Rental income                                                                       $   516,915   $     939,282
    Other income                                                                            160,306         307,336
                                                                                        -----------    ------------
    Total gross income                                                                      677,221       1,246,618
                                                                                        -----------    ------------
Direct operating costs:
    Property operating and maintenance expenses                                             260,961         501,862
    Real estate taxes                                                                        21,534          42,837
    General and administrative                                                               23,686          46,602
                                                                                        -----------    ------------
                                                                                            306,181         591,301
                                                                                        -----------    ------------
      Gross income in excess of direct operating expenses                               $   371,040   $     655,317
                                                                                        ===========    ============


The accompanying note is an integral part of the historical summaries.




                               Page 5 of 19 pages

SUN COMMUNITIES, INC.
SOUTHFORK MOBILE HOME PARK
NOTE TO HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING
EXPENSES


 1.   BASIS OF PRESENTATION:

      The Historical Summaries have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for the real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by Sun Communities, Inc. in the proposed future operations of Southfork Mobile Home Park have been excluded. Expenses excluded consist of management fees, interest, depreciation, certain professional fees and other indirect costs not directly related to the future operations of the Southfork Mobile Home Park property. Rental income is recognized when due from residents.

      The Historical Summaries relate to operations of the property which was acquired by Sun Communities, Inc. in December, 1997. Southfork Mobile Home Park had 476 developed sites at June 30, 1997.




                               Page 6 of 19 pages

[COOPERS & LYBRAND LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
of Sun Communities, Inc.:

We have audited the accompanying historical summaries of gross income and direct operating expenses (the "Historical Summaries") of Woodside Terrace for the six-month period ended June 30, 1997 and the year ended December 31, 1996. These Historical Summaries are the responsibility of Woodside Terrace's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of Woodside Terrace's revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of Woodside Terrace for the six-month period ended June 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Detroit, Michigan
January 9, 1998

                               Page 7 of 19 pages

SUN COMMUNITIES, INC.
WOODSIDE TERRACE
HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES for the six-month period ended June 30, 1997 and the year ended
December 31, 1996

                                                                        SIX
                                                                       MONTHS                    YEAR
                                                                       ENDED                     ENDED
                                                                      JUNE 30,                   DEC 31,
                                                                        1997                      1996
                                                                     ---------                 ----------
Gross Income:
   Rental income                                                     $ 653,969                 $1,282,038
   Other income                                                         14,438                     37,824
                                                                     ---------                 ----------
           Total gross income                                          668,407                  1,319,862
                                                                     ---------                 ----------

Direct operating costs:
        Property operating and maintenance expenses                    122,036                    304,815
        Real estate taxes                                               19,947                     40,260
        General and administrative                                       6,077                     29,847
                                                                     ---------                 ----------

                                                                       148,060                    374,922
                                                                     ---------                 ----------

           Gross income in excess of direct operating expenses       $ 520,347                 $  944,940
                                                                     =========                 ==========

The accompanying note is an integral part of the Historical Summaries.


                               Page 8 of 19 pages

SUN COMMUNITIES, INC.
WOODSIDE TERRACE
NOTE TO HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

1.      BASIS OF PRESENTATION:

        The Historical Summaries have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for the real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by Sun Communities, Inc. in the proposed future operations of Woodside Terrace have been excluded. Expenses excluded consist of management fees, interest, depreciation, certain professional fees and other indirect costs not directly related to the future operations of the Woodside Terrace property. Rental income is recognized when due from residents.

        The Historical Summaries relate to operations of the property which was leased by Sun Communities, Inc in November, 1997. Woodside Terrace had 439 developed sites at June 30, 1997.


                               Page 9 of 19 pages

[COOPERS & LYBRAND LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
of Sun Communities, Inc.:

We have audited the accompanying historical summaries of gross income and direct operating expenses (the "Historical Summaries") of Willowbrook Place for the six-month period ended June 30, 1997 and the year ended December 31, 1996. These Historical Summaries are the responsibility of Willowbrook Place's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of Willowbrook Place's revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of Willowbrook Place for the six-month period ended June 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Coopers & Lybrand LLP

Detroit, Michigan
January 9, 1998




                               Page 10 of 19 pages

SUN COMMUNITIES, INC.
WILLOWBROOK PLACE
HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES for the six-month period ended June 30, 1997 and the year ended
December 31, 1996

                                                                            SIX
                                                                          MONTHS          YEAR
                                                                           ENDED         ENDED
                                                                          JUN 30,       DEC 31,
                                                                           1997          1996
                                                                        -----------   -----------
Gross Income:
    Rental income                                                       $   390,809   $   765,642
    Other income                                                              4,175        13,850
                                                                        -----------   -----------

      Total gross income                                                    394,984       779,492
                                                                        -----------   -----------
Direct operating costs:
    Property operating and maintenance expenses                              66,426       145,452
    Real estate taxes                                                        18,234        36,802
    General and administrative                                                6,523        11,159
                                                                        -----------   -----------

      Total direct operating expenses                                        91,183       193,413
                                                                        -----------   -----------


      Gross income in excess of direct operating expenses               $   303,801   $   586,079
                                                                        ===========   ===========



The accompanying note is an integral part of the Historical Summaries.




                               Page 11 of 19 pages

SUN COMMUNITIES, INC.
WILLOWBROOK PLACE
NOTE TO HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING
EXPENSES

 1.   BASIS OF PRESENTATION:

      The Historical Summaries have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for the real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by Sun Communities, Inc. in the proposed future operations of Willowbrook Place have been excluded. Expenses excluded consist of management fees, interest, depreciation, certain professional fees and other indirect costs not directly related to the future operations of the Willowbrook Place property. Rental income is recognized when due from residents.

      The Historical Summaries relate to operations of the property which was leased by Sun Communities, Inc. in December, 1997. Willowbrook Place had 266 developed sites at June 30, 1997.




                               Page 12 of 19 pages

[COOPERS & LYBRAND LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
of Sun Communities, Inc.:

We have audited the accompanying historical summaries of gross income and direct operating expenses (the "Historical Summaries") of White Oak Estates for the six-month period ended June 30, 1997 and the year ended December 31, 1996. These Historical Summaries are the responsibility of White Oak Estates' management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of White Oak Estates' revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of White Oak Estates for the six-month period ended June 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Detroit, Michigan
December 23, 1997




                               Page 13 of 19 pages

SUN COMMUNITIES, INC.
WHITE OAK ESTATES
HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES
for the six-month period ended June 30, 1997 and the year ended December 31,
1996

                                                                           SIX
                                                                         MONTHS          YEAR
                                                                          ENDED          ENDED
                                                                         JUN 30,         DEC 31,
                                                                          1997            1996
                                                                       -----------      ----------
Gross Income:
    Rental income                                                      $   536,975   $   1,039,433
    Other income                                                             3,135           6,801
                                                                       -----------      ----------

      Total gross income                                                   540,110       1,046,234
                                                                       -----------      ----------

Direct operating costs:
    Property operating and maintenance expenses                            150,073         292,968
    Real estate taxes                                                       56,991         106,547
    General and administrative                                               2,352          11,880
                                                                       -----------      ----------

                                                                           209,416         411,395
                                                                       -----------      ----------


      Gross income in excess of direct operating expenses              $   330,694      $  634,839
                                                                       ===========      ==========


The accompanying note is an integral part of the Historical Summaries.




                               Page 14 of 19 pages

SUN COMMUNITIES, INC.
WHITE OAK ESTATES
NOTE TO HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING
EXPENSES

 1.   BASIS OF PRESENTATION:

      The Historical Summaries have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for the real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by Sun Communities, Inc. in the proposed future operations of White Oak Estates have been excluded. Expenses excluded consist of management fees, interest, depreciation, certain professional fees and other indirect costs not directly related to the future operations of the White Oak Estates property. Rental income is recognized when due from residents.

      The Historical Summaries relate to operations of White Oak Estates which was acquired by Sun Communities, Inc. in December, 1997. White Oak Estates had 377 developed sites at June 30, 1997.




                               Page 15 of 19 pages

                 SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                   (UNAUDITED)

During 1997, the Company acquired twelve manufactured housing communities, consisting of 4,258 manufactured housing and recreational vehicle sites, for an aggregate purchase price of $69.8 million. All communities were acquired from parties unrelated to the Company. In acquiring these manufactured housing communities, management evaluated material factors including, but not limited to, each community's operating income, location and competition, rent structure, occupancy rates, developed sites and undeveloped sites or property.

The following pro forma consolidated balance sheet as of December 31, 1996 and the pro forma consolidated statement of operations for the year then ended have been prepared to reflect the acquisition of the twelve manufactured housing communities. The pro forma financial information is based on the consolidated historical financial statements of Sun Communities Operating Limited Partnership and should be read in conjunction with those financial statements and the notes thereto. The pro forma consolidated balance sheet was prepared as if the acquisitions described herein occurred on December 31, 1996. The pro forma consolidated statement of operations was prepared as if the acquisitions described herein occurred on January 1, 1996. The pro forma financial information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transaction had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.



                                                                                                     Sun Communities
                                                      Sun Communities                                Operating Limited
                                                      Operating Limited         Pro Forma              Partnership
                                                       Partnerhsip (A)          Adjustments              Pro Forma
                                                      ------------------      -----------------      ------------------
Assets:                                                                        (in thousands)
Investment in real estate, net                           $ 558,278             $69,800 (B)           $ 628,078
Cash and cash equivalents                                    9,236              (9,200)(B)                  36
Investment in Sun Home Services, Inc.                        5,103                                       5,103
Mortgage notes receivable                                    4,176                                       4,176
Other assets                                                 8,263                                       8,263
                                                         ---------           ---------               ---------
      Total assets                                       $ 585,056           $  60,600               $ 645,656
                                                         =========           =========               =========

Liabilities:
Line of credit                                                               $   8,200 (C)           $   8,200
Debt                                                     $ 185,000              52,400 (C)             237,400
Accounts payable and
  accrued expenses                                           7,718                                       7,718
Deposits and other liabilities                               9,123                                       9,123
                                                         ---------           ---------               ---------
      Total liabilities                                    201,841              60,600                 262,441
                                                         ---------           ---------               ---------

Partners' Capital:
Preferred operating partnership units                       35,783
Operating partnership units
      General partner                                      300,932                                     300,932
      Limited partners                                      46,500                                      46,500
                                                         ---------           ---------               ---------
      Total partners' capital                              383,215                   0                 383,215
                                                         ---------           ---------               ---------
      Total liabilities and partners' capital            $ 585,056           $  60,600               $ 645,656
                                                         =========           =========               =========

------------
(A) Reflects the Company's historical consolidated balance sheet as of December 31, 1996.
(B) Amounts presented reflect the acquisition of twelve manufactured home communities.
(C) Includes $35 million of senior notes issued, $17,400 of collateralized lease obligations and $8,200 borrowed from the Company's line of credit.

                               Page 16 of 19 pages

                SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)




                                                                                                                    Sun Communities
                                      Sun Communities     Gross Income and Direct Operating           Other        Operating Limited
                                     Operating Limited     Expenses of Acquired Properties          Pro Forma          Partnership
                                      Partnerhsip (A)          (B)                  (C)            Adjustments          Pro Forma
                                    ------------------    ---------------     ----------------    --------------  ------------------
REVENUES                                                           (in thousands except per unit data)
    Income from property                  $ 71,312           $  4,392              $  4,654                           $ 80,358
    Income from Sun Home Services, Inc.        506                                                                         506
    Other income                             1,381                                                                       1,381
                                          --------           --------              --------          --------         --------
       Total revenues                       73,199              4,392                 4,654                 0           82,245
                                          --------           --------              --------          --------         --------

EXPENSES
    Property operating and maintenance      15,970              1,245                 1,651                             18,866
    Real estate taxes                        5,654                226                   371                              6,251
    General and administrative               3,458                100                                                    3,558
    Depreciation and amortization           14,887                                                     $2,321 (E)       17,208
    Interest                                11,277                                                      4,051 (D)       15,328
                                          --------           --------              --------          --------         --------
       Total expenses                       51,246              1,571                 2,022             6,372           61,211
                                          --------           --------              --------          --------         --------

Net income (G)                              21,953              2,821                 2,632            (6,372)          21,034
Less distribution to Preferred OP Units      1,670                                                                       1,670
                                          --------           --------              --------          --------         --------
Earnings attributable to OP Units         $ 20,283           $  2,821              $  2,632          ($ 6,372)        $ 19,364
                                          ========           ========              ========          ========         ========
Earnings attributed to:
    General Partner                         17,810 (F)          2,471 (F)             2,306 (F)        (5,582)(F)       17,005
    Limited Partners                         2,473 (F)            350 (F)               326 (F)          (790)(F)        2,359
                                          ========           ========              ========          ========         ========
                                          $ 20,283           $  2,821              $  2,632          ($ 6,372)        $ 19,364
                                          ========           ========              ========          ========         ========

Net income per OP Unit                                                                                                   $1.24

Weighted average number of OP Units outstanding                                                                         15,646


(A) Reflects the historical operations of Sun Operating Limited Partnership for the year ended December 31, 1996.
(B) These adjustments are derived from audited Historical Summaries of Gross Income and Direct Operating Expenses for four manufactured housing communities the Company acquired for an aggregate purchase price of $36.3 million.
(C) These adjustments reflect the unaudited gross income and direct operating expenses of eight manufactured housing communities the Company acquired in Florida (4), Texas (2), Indiana (1) and Michigan (1), for an aggregate purchase price of $33.5 million. The communities contained an aggregate of 2,809 sites at their respective acquisition dates, including 1,867 manufactured housing sites, 604 recreational vehicle sites and 338 undeveloped sites.
(D) Reflects the adjustment necessary to reflect annual interest expense computed as follows:


                   $8,200 Line of credit at 6.89%          $565
                   $35,000 Senior Notes at 6.97%          2,440
                   $17,400 lease obligations at 6.1%      1,047
                                                         ======
                                                         $4,051
                                                         ======

(E) Reflects depreciation on the acquired communities.
(F) Reflects adjustment necessary to state limited partners earnings at 12.4%.

(G) Before extraordinary item.



                               Page 17 of 19 pages

                                 EXHIBIT INDEX


Exhibit
Number            Description                                Filed Herewith
------            -----------------                          --------------

 23.1             Consent of Coopers & Lybrand L.L.P.,            X
                  independent accountants










                               Page 18 of 19 pages